ANNUAL REPORT


DECEMBER 31, 2000

FRANKLIN TEMPLETON
VARIABLE INSURANCE
PRODUCTS TRUST


[FRANKLIN TEMPLETON LOGO]
FRANKLIN(R) TEMPLETON(R) INVESTMENTS

PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST ANNUAL REPORT
TABLE OF CONTENTS

Letter to Contract Owners  ..............................       2
A Word About Risk .......................................       4
Important Notes to Performance Information ..............       5
Fund Summary
CLASS 3
 Franklin S&P 500 Index Fund ............................   FSP-1
Index Definitions  ......................................     I-1

Thank you for investing with Franklin Templeton Variable Insurance Products Trust. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do fund unit prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

Please Note: Franklin Templeton Variable Insurance Products Trust (VIP) currently consists of 28 separate funds, which generally offer Class 1 and Class 2 shares. Please consult your contract prospectus for the most current information on which funds and classes are available in that product.

Please retain this document, including the enclosed prospectus supplements, with your current prospectus, for reference.
PAGE

LETTER TO CONTRACT OWNERS

Dear Contract Owners:

This annual report for Franklin Templeton Variable Insurance Products Trust covers the year ended December 31, 2000. The year 2000 was the fastest for global economic expansion since 1984; however, the pace slackened considerably in the second half of the year. By the end of the period, investors appeared concerned about how far the global economy might slide. The U.S. technology and telecommunications-dominated "new economy" lost steam in the first quarter, leading to a pronounced rotation from growth stocks into more value-oriented sectors. After considerable volatility, the domestic and international stock markets generally ended the year in negative territory. The technology-heavy Nasdaq Composite Index tumbled 38.83% to 2471, while the broader-based Standard & Poor's 500(R) (S&P 500(R)) Composite Index fell 9.11% to 1320. However, value stocks overall posted positive returns, as measured by the S&P Barra Value Index, which returned 5.15% for the year.(1)

In the first and second quarters of the year, the U.S. gross domestic product's (GDP's) annualized 4.8% and 5.6% growth rates contributed to inflationary fears. In an effort to moderate economic growth to more sustainable levels, the Federal Reserve Board (the Fed) raised the Fed funds target rate from 5.5% to 6.5%. In the third quarter, the GDP's dramatic deceleration to an annualized 2.2% growth rate, combined with data pointing to declining retail sales, manufacturing output and consumer confidence, confirmed that the economy had in fact slowed. These factors, in addition to earnings warnings from many high-profile companies, prompted Fed policy makers to change their outlook for the first time in two years. In December, despite the tight labor market, characterized by unemployment hovering near 30-year lows, and only moderate inflation (with the exception of higher energy prices), the Fed signaled that recession, rather than inflation, posed the greatest risk to U.S. economic expansion. In fact, by the end of the year, fourth quarter GDP growth dropped further, to a 1.4% annualized rate.

In the euro region (the 11 countries making up the European Monetary Union or EMU), economic growth also slowed in the third quarter primarily due to higher oil costs and inflation, which rose to its highest level in seven years in November. The European Central Bank raised interest rates six times during the reporting period in an effort to buttress the euro and hold back inflation. Oil prices climbed to over $36 a barrel before easing down to about $23 at the period's end. Declining crude oil

(1) Source: Standard and Poor's Micropal. The S&P/Barra Value Index, constructed by Standard & Poor's and Barra Inc., contains companies with lower price-to-book ratios and has 50 percent of the capitalization of the S&P 500 index. The S&P/Barra Value Index is a total return, capitalization-weighted index and is rebalanced semiannually. For an index description, please see the Index Definitions following the Fund Summaries.

2
PAGE

prices and the strengthening euro contributed to a more encouraging inflationary outlook for the region by the period's end. In Latin America, many countries displayed improved fundamentals, as witnessed by industrial production, import and export increases in Mexico and an advantageous debt swap for Brazil. In Asia, most countries continued economic recovery as well. For example, China is expected to post a budget surplus for the first time since 1985 and deliver 8.2% growth for the year under review. Japan, however, did not live up to expectations and suffered from lackluster economic growth and renewed doubts about its banking system.

Bonds enjoyed generally positive returns in the U.S., with rising prices, as the 10-year Treasury note yield fell from 6.44% at the beginning of the period to 5.11% at the end. The U.S. Treasury yield curve became inverted during the reporting period, with shorter-term bonds offering higher yields than longer-term bonds. Short-term rates moved upward in tandem with the federal funds target rate hikes, while longer-term rates moved downward due to the U.S. Treasury's 30-year buyback program. In local currency terms, global government bonds ended the period up as well, although the strong U.S. dollar lowered the returns in U.S.-dollar terms. High yield corporate bonds proved to be the exception to the overall upward trend in the fixed-income universe. The high yield asset class came under pressure as price erosion and U.S. equity market volatility contributed to investor risk aversion and concerns regarding the sustainability of corporate earnings.

At year-end, Fed Chairman Alan Greenspan continued to carefully monitor the economy, seeking to avoid the perils of inflation and recession. Despite evidence that the economy has reached and may continue to follow a more sustainable growth rate, the tight labor market and higher energy costs indicated that inflationary fears could still become a problem. On the other hand, concerns existed that too pronounced an economic slowdown could lead to a recession. However, investors remained hopeful the economy would strike the right balance.

It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to exercise patience and focus not on day-to-day market movements, but on your long-term retirement and investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
Vice President
Franklin Templeton Variable Insurance Products Trust

                                                                              3
PAGE

A WORD ABOUT RISK

All of the funds are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the short term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks.

Bonds and other debt obligations are affected by the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political or social instability. These and other risks pertaining to specific funds, such as specialized industry or geographical sectors or use of complex securities, are discussed in the Franklin Templeton Variable Insurance Products Trust prospectus. Your investment representative can help you determine which funds may be right for you.

4
PAGE

IMPORTANT NOTES TO
PERFORMANCE INFORMATION

Total return of the funds is the percentage change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

                                                                              5
PAGE


                                               FRANKLIN S&P 500 INDEX FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin S&P 500 Index Fund seeks to match the performance of the Standard & Poor's 500 (S&P 500) Composite Stock Price Index before the deduction of Fund expenses. The Fund uses investment
"indexing" strategies and invests in the common stocks of the S&P 500 Index in approximately the same proportion as the S&P 500 Index.(1)
--------------------------------------------------------------------------------

This annual report for Franklin S&P 500 Index Fund covers the 12 months ended December 31, 2000. Domestic economic output, as measured by gross domestic product (GDP), remained strong at an annualized rate of 5.2% during the first half of the year before waning substantially to an annualized pace of just 2.2% in the third quarter, the slowest in four years. Furthermore, most analysts expected continued GDP growth below 3% into 2001. During the fourth quarter, data indicated declines in employment, manufacturing output, durable goods orders and consumer confidence, amid sharply rising energy costs. Inflation remained relatively tame as the Federal Reserve Board (the Fed) increased the federal funds target rate on three separate occasions during 2000 through May 16, from 5.5% to a five-year high of 6.5%, then decided to hold rates steady for the remainder of the year. By December, Fed policy makers abruptly altered their aggressive stance, signaling for the first time in two years that recession, rather than inflation, posed the greatest risk to the decade-long U.S. economic expansion. By year's end, the market expected the Fed to lower rates at their January 2001 meeting.

Reflecting investor concerns over flagging economic growth and a spate of disappointing corporate sales and earnings reports, stock markets grew quite volatile during the last nine months of 2000 after reaching new highs early in the reporting period. Within this environment, the S&P 500 Index fell 9.11% for the year. Other indexes were also down for the 12 months under review, with the Dow Jones Industrial Average and the Nasdaq Composite Index posting returns of -4.88% and -38.83%.1 Poor performance from technology, Internet, media and telecommunications stocks -- also called "new economy" stocks -- weighed heavily on the market's overall volatility and decline, particularly in the tech-laden Nasdaq. The historical trend of relatively stronger stock market performance in an election year did not materialize in 2000, as investors seemed to focus on the slowing

(1.) Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund Summaries.


                                                                          FSP-1
PAGE

Top 10 Holdings
Franklin S&P 500 Index Fund
12/31/00

 Company                      % of Total
 Industry                     Net Assets
----------------------------------------
   General Electric Co.           3.9%
   Producer Manufacturing

   Exxon Mobil Corp.              2.5%
   Energy Minerals

   Pfizer Inc.                    2.4%
   Health Technology

   Cisco Systems Inc.             2.2%
   Electronic Technology

   Citigroup Inc.                 2.1%
   Finance

   Wal-Mart Stores Inc.           1.9%
   Retail Trade

   Microsoft Corp.                1.9%
   Technology Services

   American International
   Group Inc.                     1.9%
   Finance

   Merck & Co. Inc.               1.8%
   Health Technology

   Intel Corp.                    1.6%
   Electronic Technology

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

economy and overvaluations in technology-related sectors. The delay in determining the next U.S. President did not help matters, giving investors another reason to fret. Looking forward, the markets are going to watch for newly elected President Bush's effectiveness and will be evaluating his support in Congress. Heading into 2001, the markets also remained focused on recurring announcements of profit shortfalls and downward revisions in earnings estimates from many high-profile companies, and the possible ramifications of further economic slowdown or recession.

Franklin S&P 500 Index Fund is managed with a full replication technique. With this passive strategy, the Fund holds each constituent of the index, with the exception of some minor securities, in its approximate capitalization weight. This replication technique allows the Fund to more tightly track the S&P 500 Index, with performance discrepancies generally attributable to the Fund's cash flow, fees and expenses. Fund performance is reported after fees, while the S&P 500 Index serves as an unmanaged benchmark and includes reinvested dividends. Minor tracking differences may be caused by Fund cash flow and trading expenses. Positive cash flow in a down market such as 2000's will provide positive tracking (deviation between the Fund and the S&P 500 Index which is beneficial to the Fund) that can help to offset fees and expenses. During the year under review, the Fund slightly outperformed the index due to the positive influence of cash inflows to the Fund as the market was declining. Of course, one cannot invest directly in an index.

As of December 31, 2000, Standard & Poor's made 59 additions and 58 deletions to the S&P 500 Index for the year, based upon rebalancing activity. The addition of JDS Uniphase on July 26 was the major index change for 2000. At just under 1% of the universe, JDS Uniphase was the largest addition to the S&P 500 since Microsoft was added. Deletions generally occur because of merger and acquisition activity, bankruptcies and restructurings, or lack of industry representation. Whenever a company is removed from the index, another company is added to keep the number of index constituents at 500. However, during the year under review we made one more addition than deletion because a December 31, 1999, deletion did not receive an offsetting addition until January 3, 2000.

FSP-2
PAGE

Looking forward, we intend to keep the Fund's passively managed portfolio nearly fully invested in the common stocks of the S&P 500 Index by holding constituent securities. We will use financial futures to manage the Fund's liquidity while maintaining exposure to the S&P 500 Index. As such, the Fund's performance should continue to be dictated by the performance of the S&P 500 Index and general U.S. equity market conditions.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security, indexing strategy or the Fund. Our indexing strategy and the Fund's portfolio composition may change depending on market conditions and the composition of the S&P 500 Stock Index. Although historical performance does not guarantee future results, these insights may help you understand our management philosophy.



                                                                          FSP-3
PAGE

Franklin S&P 500
Index Fund
Class 3

   Performance reflects the Fund's Class 3 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00
Total return of Class 3 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results. The manager and administrator had agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that Total Fund Operating Expenses did not exceed 0.80% of the Fund's Class 3 net assets through 2000. Had they not taken this action, the Fund's total return would have been lower. After December 31, 2001, the manager and administrator may end this arrangement at any time.

 Franklin S&P 500 Index Fund - Class 3
 Periods ended 12/31/00
                                                  Since
                                               Inception
                                    1-Year     (11/1/99)
 --------------------------------------------------------
 Average Annual Total Return         -8.77%        -3.22%
 Cumulative Total Return             -8.77%        -3.75%
 Value of $10,000 Investment         $9,123        $9,625

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (11/1/99-12/31/00)

The graph compares the performance of Franklin S&P 500 Index Fund - Class 3 and the Standard & Poor's 500 Index. One cannot invest directly in an index, nor is an index necessarily representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Franklin S&P 500 Index Fund - Class 3 as tracked by the growth in value of a $10,000 investment to that of the Standard & Poor's 500 Index from 11/1/99-12/31/00.

                              Franklin S&P 500 Index          S&P 500
                                    Fund - Class III            Index
                ------------------------------------------------------
     11/01/1999                 $10,000                       $10,000
     11/30/1999     0.60%       $10,060        2.03%          $10,203
     12/31/1999     4.87%       $10,550        5.89%          $10,804
     01/31/2000    -4.17%       $10,110       -5.02%          $10,262
     02/29/2000    -1.73%        $9,935       -1.89%          $10,068
     03/31/2000     9.47%       $10,876        9.78%          $11,052
     04/30/2000    -2.85%       $10,566       -3.01%          $10,720
     05/31/2000    -2.27%       $10,326       -2.05%          $10,500
     06/30/2000     2.42%       $10,576        2.46%          $10,758
     07/31/2000    -1.80%       $10,386       -1.56%          $10,590
     08/31/2000     6.36%       $11,046        6.21%          $11,248
     09/30/2000    -5.34%       $10,456       -5.28%          $10,654
     10/31/2000    -0.48%       $10,406       -0.42%          $10,609
     11/30/2000    -7.98%        $9,576       -7.88%           $9,773
     12/31/2000     0.52%        $9,625        0.49%           $9,821

*Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

              Past performance does not guarantee future results.

FSP-4
PAGE


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND


Financial Highlights


                                                                    Class 1
                                                          ----------------------------
                                                            Year Ended December 31,
                                                          ----------------------------
                                                               2000           1999d
                                                          ----------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................     $ 10.56          $ 10.00
                                                          ----------------------------
Income from investment operations:
 Net investment incomea ...............................         .11              .03
 Net realized and unrealized gains (losses) ...........       (1.00)             .53
                                                          ----------------------------
Total from investment operations ......................        (.89)             .56
                                                          ----------------------------
Less distributions from net investment income .........        (.01)              --
                                                          ----------------------------
Net asset value, end of year ..........................     $  9.66          $ 10.56
                                                          ============================
Total returnb .........................................     (8.47)%            5.60%
Ratios/supplemental data
Net assets, end of year (000's) .......................    $ 45,106          $14,888
Ratios to average net assets:
 Expenses .............................................         .32%             .55%(c)
 Expenses excluding waiver by affiliate ...............         .32%             .98%(c)
 Net investment income ................................        1.06%            1.77%(c)
Portfolio turnover rate ...............................       15.85%               --

(a)Based on average shares outstanding.
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)Annualized
(d)For the period November 1, 1999 (effective date) to December 31, 1999.


                       See notes to financial statements.

                                                                          FSP-5
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND


Financial Highlights (continued)


                                                                    Class 2
                                                          ----------------------------
                                                            Year Ended December 31,
                                                          ----------------------------
                                                               2000           1999(d)
                                                          ----------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................     $ 10.55         $ 10.00
                                                          ----------------------------
Income from investment operations:
 Net investment incomea ...............................         .08             .04
 Net realized and unrealized gains (losses) ...........       (1.00)            .51
                                                          ----------------------------
Total from investment operations ......................        (.92)            .55
                                                          ----------------------------
Less distributions from net investment income .........          --(e)           --
                                                          ----------------------------
Net asset value, end of year ..........................     $  9.63         $ 10.55
                                                          ============================
Total returnb .........................................     (8.70)%           5.50%
Ratios/supplemental data
Net assets, end of year (000's) .......................     $    80         $    88
Ratios to average net assets:
 Expenses .............................................        .59%            .80%(c)
 Expenses excluding waiver by affiliate ...............        .59%           1.23%(c)
 Net investment income ................................        .81%           2.17%(c)
Portfolio turnover rate ...............................      15.85%              --

(a)Based on average shares outstanding.
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)Annualized
(d)For the period November 1, 1999 (effective date) to December 31, 1999.
(e)Includes distributions of net investment income in the amount of $.002.


                       See notes to financial statements.

FSP-6
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND


Financial Highlights (continued)


                                                                    Class 3
                                                          ----------------------------
                                                            Year Ended December 31,
                                                          ----------------------------
                                                               2000           1999(d)
                                                          ----------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................     $ 10.55         $ 10.00
                                                          ----------------------------
Income from investment operations:
 Net investment incomea ...............................         .06             .03
 Net realized and unrealized gains (losses) ...........        (.98)            .52
                                                          ----------------------------
Total from investment operations ......................        (.92)            .55
                                                          ----------------------------
Less distributions from net investment income .........        (.01)             --
                                                          ----------------------------
Net asset value, end of year ..........................     $  9.62         $ 10.55
                                                          ============================
Total returnb .........................................     (8.77)%           5.50%
Ratios/supplemental data
Net assets, end of year (000's) .......................     $10,174         $ 2,349
Ratios to average net assets:
 Expenses .............................................        .80%            .80%(c)
 Expenses excluding waiver by affiliate ...............       1.47%           4.16%(c)
 Net investment income ................................        .58%           1.78%(c)
Portfolio turnover rate ...............................      15.85%             --

(a)Based on average shares outstanding.
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)Annualized
(d)For the period November 1, 1999 (effective date) to December 31, 1999.


                       See notes to financial statements.


                                                                          FSP-7
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND


Statement of Investments, December 31, 2000



                                                          SHARES        VALUE
--------------------------------------------------------------------------------
    Common Stocks 95.8%
    Commercial Services .5%
(a) Convergys Corp. ..................................       700     $   31,719
    Deluxe Corp. .....................................       300          7,581
    Equifax Inc. .....................................       600         17,213
    Interpublic Group of Cos. Inc. ...................     1,400         59,588
    The McGraw-Hill Cos. Inc. ........................       900         52,763
    Moody's Corp. ....................................       700         17,981
    Omnicom Group Inc. ...............................       800         66,300
    R. R. Donnelley & Sons Co. .......................       500         13,500
(a) Robert Half International Inc. ...................       800         21,200
(a) Sabre Holdings Corp., A ..........................       561         24,193
                                                                     ----------
                                                                        312,038
                                                                     ----------
    Communications 5.2%
    Alltel Corp. .....................................     1,400         87,413
    AT&T Corp. .......................................    17,015        294,572
    BellSouth Corp. ..................................     8,451        345,963
    Centurytel Inc. ..................................       600         21,450
(a) Global Crossing Ltd. (Bermuda) ...................     4,021         57,551
(a) Nextel Communications Inc., A ....................     3,400         84,150
(a) Qwest Communications International Inc. ..........     7,474        306,434
    SBC Communications Inc. ..........................    15,283        729,763
    Sprint Corp. (FON Group) .........................     4,016         81,575
(a) Sprint Corp. (PCS Group) .........................     4,200         85,838
    Verizon Communications ...........................    12,177        610,372
(a) Worldcom Inc. ....................................    13,117        184,458
                                                                     ----------
                                                                      2,889,539
                                                                     ----------
    Consumer Durables 1.2%
    The Black & Decker Corp. .........................       400         15,700
    Briggs & Stratton Corp. ..........................       100          4,438
    Brunswick Corp. ..................................       300          4,931
    Centex Corp. .....................................       300         11,269
    Cooper Tire & Rubber Co. .........................       400          4,250
    Eastman Kodak Co. ................................     1,400         55,125
    Ford Motor Co. ...................................     8,373        196,242
    Fortune Brands Inc. ..............................       700         21,000
    General Motors Corp. .............................     2,548        129,789
    Goodyear Tire & Rubber Co. .......................       600         13,794
    Harley-Davidson Inc. .............................     1,400         55,650
    Hasbro Inc. ......................................       700          7,438
    Kaufman & Broad Home Corp. .......................       200          6,738
    Leggett & Platt Inc. .............................       800         15,150
    Mattel Inc. ......................................     2,000         28,880
    Maytag Corp. .....................................       400         12,925
    Newell Rubbermaid Inc. ...........................     1,100         25,025
    Pulte Corp. ......................................       200          8,438
    Snap-on Inc. .....................................       200          5,575
    Stanley Works ....................................       400         12,475
    Tupperware Corp. .................................       300          6,131
    Whirlpool Corp. ..................................       300         14,306
                                                                     ----------
                                                                        655,269
                                                                     ----------
    Consumer Non-Durables 6.6%
    Adolph Coors Co., B ..............................       200         16,063
    Alberto-Culver Co., B ............................       200          8,563


FSP-8
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND


Statement of Investments, December 31, 2000 (cont.)



                                                            SHARES        VALUE
--------------------------------------------------------------------------------
    Common Stocks (cont.)
    Consumer Non-Durables (cont.)
    American Greetings Corp., A ........................       300     $    2,831
    Anheuser-Busch Cos. Inc. ...........................     4,100        186,550
    Avon Products Inc. .................................     1,100         52,663
    Brown-Forman Corp., B ..............................       300         19,950
    Campbell Soup Co. ..................................     1,949         67,484
    Clorox Co. .........................................     1,000         35,500
    Coca-Cola Co. ......................................    11,185        681,586
    Coca-Cola Enterprises Inc. .........................     1,800         34,200
    Colgate-Palmolive Co. ..............................     2,600        167,830
    ConAgra Foods Inc. .................................     2,400         62,400
    General Mills Inc. .................................     1,300         57,931
    Gillette Co. .......................................     4,716        170,366
    H.J. Heinz Co. .....................................     1,600         75,900
    Hershey Foods Corp. ................................       600         38,625
    International Flavors & Fragrances Inc. ............       400          8,125
    Kellogg Co. ........................................     1,900         49,875
    Kimberly-Clark Corp. ...............................     2,416        170,787
    Liz Claiborne Inc. .................................       200          8,325
    Nike Inc., B .......................................     1,200         66,975
    PepsiCo Inc. .......................................     6,501        322,206
    Philip Morris Cos. Inc. ............................    10,046        442,024
    Procter & Gamble Co. ...............................     5,900        462,781
    Quaker Oats Co. ....................................       600         58,425
    Ralston-Ralston Purina Group .......................     1,300         33,963
(a) Reebok International Ltd. ..........................       300          8,202
    Sara Lee Corp. .....................................     3,745         91,987
    Unilever NV, N.Y. shs., ADR (Netherlands) ..........     2,600        163,638
    UST Inc. ...........................................       800         22,450
    V. F. Corp. ........................................       500         18,120
    Wm. Wrigley Jr. Co. ................................       500         47,906
                                                                       ----------
                                                                        3,654,231
                                                                       ----------
    Consumer Services 3.5%
    Carnival Corp. .....................................     2,624         80,852
(a) Cendant Corp. ......................................     3,100         29,838
(a) Clear Channel Communications Inc. ..................     2,600        125,938
(a) Comcast Corp., A ...................................     4,058        169,422
    Darden Restaurants Inc. ............................       600         13,725
    Dow Jones & Co. Inc. ...............................       400         22,650
    Gannett Co. Inc. ...................................     1,201         75,738
    H & R Block Inc. ...................................       400         16,550
    Harcourt General Inc. ..............................       300         17,160
(a) Harrah's Entertainment Inc. ........................       500         13,188
    Hilton Hotels Corp. ................................     1,500         15,750
    Knight-Ridder Inc. .................................       300         17,063
    Marriott International Inc., A .....................     1,100         46,475
    McDonald's Corp. ...................................     5,905        200,770
    The New York Times Co., A ..........................       700         28,044
    Meredith Corp. .....................................       200          6,438
(a) Starbucks Corp. ....................................       800         35,400
    Starwood Hotels & Resorts Worldwide Inc. ...........       900         31,725
    Time Warner Inc. ...................................     5,990        312,918
    Tribune Co. ........................................     1,380         58,305
(a) Tricon Global Restaurants Inc. .....................       600         19,800



                                                                          FSP-9
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND


Statement of Investments, December 31, 2000 (cont.)



                                                        SHARES        VALUE
--------------------------------------------------------------------------------
    Common Stocks (cont.)
    Consumer Services (cont.)
(a) Viacom Inc., B .................................     6,847     $  320,097
    Walt Disney Co. ................................     9,459        273,720
    Wendy's International Inc. .....................       600         15,750
                                                                   ----------
                                                                    1,947,316
                                                                   ----------
    Distribution Services .5%
    Cardinal Health Inc. ...........................     1,300        129,513
    Genuine Parts Co. ..............................       800         20,950
    McKesson HBOC Inc. .............................     1,300         46,657
    SUPERVALU Inc. .................................       500          6,938
    SYSCO Corp. ....................................     3,000         90,000
    W.W. Grainger Inc. .............................       400         14,600
                                                                   ----------
                                                                      308,658
                                                                   ----------
    Electronic Technology 16.0%
(a) Adaptec Inc. ...................................       500          5,125
(a) ADC Telecommunications Inc. ....................     3,500         63,438
(a) Advanced Micro Devices Inc. ....................     1,300         17,956
(a) Agilent Technologies Inc. ......................     2,012        110,157
(a) Altera Corp. ...................................     1,700         44,731
(a) Analog Devices Inc. ............................     1,600         81,900
(a) Andrew Corp. ...................................       400          8,700
(a) Apple Computer Inc. ............................     1,400         20,825
(a) Applied Materials Inc. .........................     3,700        141,294
(a) Applied Micro Circuits Corp. ...................     1,300         97,561
(a) Avaya Inc. .....................................     1,194         12,313
    B.F. Goodrich Co. ..............................       400         14,550
    Boeing Co. .....................................     4,020        265,320
(a) Broadcom Corp., A ..............................     1,058         88,872
(a) Cabletron Systems Inc. .........................       800         12,050
(a) Cisco Systems Inc. .............................    32,518      1,243,814
    Compaq Computer Corp. ..........................     7,587        114,184
(a) Comverse Technology Inc. .......................       800         86,900
(a) Conexant Systems Inc. ..........................     1,000         15,375
    Corning Inc. ...................................     4,198        221,707
(a) Dell Computer Corp. ............................    11,762        205,100
(a) EMC Corp. ......................................     9,920        659,680
(a) Gateway Inc. ...................................     1,400         25,186
    General Dynamics Corp. .........................       900         70,200
    Hewlett-Packard Co. ............................     8,926        281,727
    Intel Corp. ....................................    30,362        912,758
    International Business Machines Corp. ..........     7,960        676,600
(a) JDS Uniphase Corp. .............................     4,300        179,256
(a) KLA-Tencor Corp. ...............................       800         26,950
(a) Lexmark International Inc. .....................       600         26,588
    Linear Technology Corp. ........................     1,400         64,750
    Lockheed Martin Corp. ..........................     1,900         64,505
(a) LSI Logic Corp. ................................     1,400         23,926
    Lucent Technologies Inc. .......................    15,138        204,363
(a) Maxim Integrated Products Inc. .................     1,300         62,156
(a) Micron Technology Inc. .........................     2,500         88,750
    Motorola Inc. ..................................     9,938        201,245
(a) National Semiconductor Corp. ...................       800         16,100
(a) NCR Corp. ......................................       400         19,650



FSP-10
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND


Statement of Investments, December 31, 2000 (cont.)



                                                                     SHARES        VALUE
--------------------------------------------------------------------------------
    Common Stocks (cont.)
    Electronic Technology (cont.)
(a) Network Appliance Inc. ......................................     1,400     $   89,863
    Nortel Networks Corp. .......................................    13,968        447,849
    Northrop Grumman Corp. ......................................       300         24,900
(a) Novellus Systems Inc. .......................................       600         21,563
(a) Palm Inc. ...................................................     2,576         72,933
    PerkinElmer Inc. ............................................       200         21,000
(a) QLogic Corp. ................................................       400         30,800
(a) QUALCOMM Inc. ...............................................     3,400        279,438
    Raytheon Co., B .............................................     1,600         49,700
    Rockwell International Corp. ................................       800         38,100
(a) Sanmina Corp. ...............................................       736         56,396
    Scientific-Atlanta Inc. .....................................       700         22,794
(a) Solectron Corp. .............................................     2,900         98,310
(a) Sun Microsystems Inc. .......................................    14,534        405,135
    Symbol Technologies Inc. ....................................       600         21,600
(a) Tektronix Inc. ..............................................       400         13,475
(a) Tellabs Inc. ................................................     1,900        107,350
(a) Teradyne Inc. ...............................................       800         29,800
(a) Texas Instruments Inc. ......................................     7,848        371,799
    Textron Inc. ................................................       600         27,900
(a) Vitesse Semiconductor Corp. .................................       800         44,250
    Xerox Corp. .................................................     2,816         13,024
(a) Xilinx Inc. .................................................     1,500         69,188
                                                                                ----------
                                                                                 8,833,429
                                                                                ----------
    Energy Minerals 5.4%
    Amerada Hess Corp. ..........................................       400         29,225
    Anadarko Petroleum Corp. ....................................     1,100         78,188
    Apache Corp. ................................................       600         42,038
    Ashland Inc. ................................................       300         10,767
    Burlington Resources Inc. ...................................     1,000         50,500
    Chevron Corp. ...............................................     2,900        244,869
    Conoco Inc., B ..............................................     2,838         82,125
    Devon Energy Corp. ..........................................       600         36,582
    EOG Resources Inc. ..........................................       500         27,344
    Exxon Mobil Corp. ...........................................    15,751      1,369,353
    Kerr-McGee Corp. ............................................       400         26,775
    Occidental Petroleum Corp. ..................................     1,700         41,225
    Phillips Petroleum Co. ......................................     1,145         65,122
    Royal Dutch Petroleum Co., N.Y. shs. (Netherlands) ..........     9,725        588,970
    Sunoco Inc. .................................................       400         13,475
    Texaco Inc. .................................................     2,500        155,313
    Tosco Corp. .................................................       600         20,363
    Unocal Corp. ................................................     1,100         42,556
    USX-Marathon Group Inc. .....................................     1,500         41,625
                                                                                ----------
                                                                                 2,966,415
                                                                                ----------
    Finance 16.6%
    AFLAC Inc. ..................................................     1,200         86,625
    Allstate Corp. ..............................................     3,275        142,667
    Ambac Financial Group Inc. ..................................       450         26,241
    American Express Co. ........................................     6,023        330,889
    American General Corp. ......................................     1,200         97,800
    American International Group Inc. ...........................    10,545      1,039,342


                                                                         FSP-11
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND


Statement of Investments, December 31, 2000 (cont.)



                                                     SHARES        VALUE
--------------------------------------------------------------------------------
Common Stocks (cont.)
Finance (cont.)
AmSouth Bancorporation ..........................     1,600     $   24,400
AON Corp. .......................................     1,100         37,675
Bank of America Corp. ...........................     7,316        335,622
Bank of New York Co. Inc. .......................     3,382        186,644
Bank One Corp. ..................................     5,182        189,791
BB&T Corp. ......................................     1,800         67,163
Bear, Stearns & Co. Inc. ........................       500         25,344
Capital One Financial Corp. .....................       900         59,231
Charles Schwab Corp. ............................     6,328        179,557
Charter One Financial Inc. ......................       945         27,287
Chase Manhattan Corp. ...........................     5,900        268,081
Chubb Corp. .....................................       800         69,200
Cincinnati Financial Corp. ......................       700         27,694
CIT Group Inc., A ...............................     1,100         22,138
Citigroup Inc. ..................................    22,696      1,158,915
Comerica Inc. ...................................       700         41,563
Conseco Inc. ....................................     1,400         18,463
Countrywide Credit Industries Inc. ..............       500         25,125
Fannie Mae ......................................     4,609        399,831
Fifth Third Bancorp .............................     2,050        122,488
First Union Corp. ...............................     4,487        124,795
Firstar Corp. ...................................     4,371        101,626
Fleet Boston Financial Corp. ....................     4,119        154,720
Franklin Resources Inc. .........................     1,100         41,910
Freddie Mac .....................................     3,123        215,097
Golden West Financial Corp. .....................       700         47,250
Hartford Financial Services Group Inc. ..........     1,000         70,625
Household International Inc. ....................     2,133        117,315
Huntington Bancshares Inc. ......................     1,080         17,483
Jefferson-Pilot Corp. ...........................       500         37,375
J.P. Morgan & Co. Inc. ..........................       700        115,850
KeyCorp .........................................     2,000         56,000
Lehman Brothers Holdings Inc. ...................     1,100         74,388
Lincoln National Corp. ..........................       900         42,581
Loews Corp. .....................................       500         51,781
Marsh & McLennan Cos. Inc. ......................     1,240        145,080
MBIA Inc. .......................................       500         37,063
MBNA Corp. ......................................     3,868        142,874
Mellon Financial Corp. ..........................     2,257        111,016
Merrill Lynch & Co. Inc. ........................     3,700        252,294
MetLife Inc. ....................................     3,500        122,500
MGIC Investment Corp. ...........................       500         33,719
Morgan Stanley Dean Witter & Co. ................     5,092        403,541
National City Corp. .............................     2,749         79,034
Northern Trust Corp. ............................     1,000         81,563
Old Kent Financial Corp. ........................       625         27,344
PNC Financial Services Group ....................     1,300         94,981
The Progressive Corp. ...........................       400         41,450
Providian Financial Corp. .......................     1,300         74,750
Regions Financial Corp. .........................     1,100         30,044
Ryder Systems Inc. ..............................       200          3,325
SAFECO Corp. ....................................       600         19,725
Southtrust Corp. ................................       700         28,481



FSP-12
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND


Statement of Investments, December 31, 2000 (cont.)



                                                        SHARES        VALUE
--------------------------------------------------------------------------------
    Common Stocks (cont.)
    Finance (cont.)
    St. Paul Cos. Inc. .............................    1,000      $   54,313
    State Street Corp. .............................      700          86,947
    Stilwell Financial Inc. ........................    1,000          39,438
    Summit Bancorp. ................................      800          30,550
    SunTrust Banks Inc. ............................    1,300          81,900
    Synovus Financial Corp. ........................    1,200          32,325
    T Rowe Price Group Inc. ........................      500          21,133
    Torchmark Corp. ................................      600          23,063
    U.S. Bancorp. ..................................    3,382          98,712
    Union Planters Corp. ...........................      600          21,450
    Unumprovident Corp. ............................    1,000          26,875
    USA Education Inc. .............................      800          54,400
    Wachovia Corp. .................................      900          52,313
    Washington Mutual Inc. .........................    2,470         131,064
    Wells Fargo & Co. ..............................    7,697         428,627
                                                                   ----------
                                                                    9,190,466
                                                                   ----------
    Health Services .9%
(a) Aetna Inc. .....................................      600          24,638
    CIGNA Corp. ....................................      700          92,610
    HCA-The Healthcare Co. .........................    2,535         111,565
(a) HealthSouth Corp. ..............................    1,700          27,731
(a) Humana Inc. ....................................      700          10,675
    IMS Health Inc. ................................    1,300          35,100
(a) Manor Care Inc. ................................      400           8,250
(a) Quintiles Transnational Corp. ..................      500          10,469
(a) Tenet Healthcare Corp. .........................    1,400          62,213
    UnitedHealth Group Inc. ........................    1,400          85,925
(a) Wellpoint Health Networks Inc. .................      300          34,575
                                                                   ----------
                                                                      503,751
                                                                   ----------
    Health Technology 12.6%
    Abbott Laboratories ............................    7,026         340,322
    Allergan Inc. ..................................      600          58,088
(a) ALZA Corp. .....................................    1,100          46,750
    American Home Products Corp. ...................    5,920         376,216
(a) Amgen Inc. .....................................    4,700         300,506
    Applera Corp-Applied Biosystems Group ..........    1,000          94,063
    Bausch & Lomb Inc. .............................      200           8,088
    Baxter International Inc. ......................    1,300         114,806
    Becton, Dickinson & Co. ........................    1,100          38,088
(a) Biogen Inc. ....................................      700          42,044
    Biomet Inc. ....................................      750          29,766
(a) Boston Scientific Corp. ........................    1,800          24,638
    Bristol-Myers Squibb Co. .......................    8,870         655,826
    C. R. Bard Inc. ................................      200           9,313
(a) Chiron Corp. ...................................      900          40,050
    Eli Lilly & Co. ................................    5,151         479,365
(a) Forest Laboratories Inc. .......................      400          53,150
(a) Guidant Corp. ..................................    1,400          75,513
    Johnson & Johnson ..............................    6,266         658,322
    King Pharmaceuticals Inc. ......................      800          41,350
(a) MedImmune Inc. .................................    1,000          47,688
    Medtronic Inc. .................................    5,473         330,432



                                                                         FSP-13
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND


Statement of Investments, December 31, 2000 (cont.)



                                                         SHARES        VALUE
--------------------------------------------------------------------------------
    Common Stocks (cont.)
    Health Technology (cont.)
    Merck & Co. Inc. ................................    10,425     $  976,041
    Pall Corp. ......................................       600         12,788
    Pfizer Inc. .....................................    28,469      1,309,574
    Pharmacia Corp. .................................     5,793        353,373
    Schering-Plough Corp. ...........................     6,651        377,444
(a) St. Jude Medical Inc. ...........................       400         24,575
    Stryker Corp. ...................................       900         45,531
(a) Watson Pharmaceuticals Inc. .....................       500         25,594
                                                                    ----------
                                                                     6,989,304
                                                                    ----------
    Industrial Services 2.1%
(a) Allied Waste Industries Inc. ....................       900         13,106
    Baker Hughes Inc. ...............................     1,500         62,344
    Coastal Corp. ...................................     1,000         88,313
    Dynegy Inc. .....................................     1,500         84,094
    El Paso Energy Corp. ............................     1,100         78,788
    Enron Corp. .....................................     3,374        280,464
(a) Fluor Corp. .....................................       300          9,919
    Halliburton Co. .................................     2,001         72,536
(a) Nabors Industries Inc. ..........................       700         41,405
(a) Rowan Cos. Inc. .................................       400         10,800
    Schlumberger Ltd. ...............................     2,600        207,838
    Transocean Sedco Forex Inc. .....................       912         41,952
    Waste Management Inc. ...........................     2,800         77,700
    Williams Cos. Inc. ..............................     1,971         78,717
                                                                    ----------
                                                                     1,147,976
                                                                    ----------
    Non-Energy Minerals .7%
    Alcan Aluminum Ltd. (Canada) ....................     1,500         51,281
    Alcoa Inc. ......................................     3,924        131,454
    Allegheny Technologies Inc. .....................       300          4,763
    Barrick Gold Corp.(Canada) ......................     1,700         27,846
(a) Freeport-McMoRan Copper & Gold Inc., B ..........       600          5,138
(a) Homestake Mining Co. ............................     1,000          4,188
(a) Inco Ltd. (Canada) ..............................       700         11,732
    Louisiana-Pacific Corp. .........................       400          4,050
    Newmont Mining Corp. ............................       700         11,944
    Nucor Corp. .....................................       400         15,875
    Phelps Dodge Corp. ..............................       400         22,325
    Placer Dome Inc. (Canada) .......................     1,400         13,475
    USX-U. S. Steel Group ...........................       300          5,400
    Vulcan Materials Co. ............................       500         23,938
    Weyerhaeuser Co. ................................     1,000         50,750
    Worthington Industries Inc. .....................       400          3,225
                                                                    ----------
                                                                       387,384
                                                                    ----------
    Process Industries 1.7%
    Air Products & Chemicals Inc. ...................     1,000         41,000
    Archer-Daniels-Midland Co. ......................     2,920         43,800
    Ball Corp. ......................................       200          9,213
    Bemis Co. Inc. ..................................       200          6,713
    Boise Cascade Corp. .............................       200          6,725
    Dow Chemical Co. ................................     3,000        109,875
    E. I. du Pont de Nemours and Co. ................     4,790        231,417


FSP-14
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND


Statement of Investments, December 31, 2000 (cont.)



                                                       SHARES        VALUE
--------------------------------------------------------------------------------
    Common Stocks (cont.)
    Process Industries (cont.)
    Eastman Chemical Co. ..........................       300     $   14,625
    Ecolab Inc. ...................................       600         25,913
    Engelhard Corp. ...............................       600         12,225
(a) FMC Corp. .....................................       200         14,338
    Georgia-Pacific Corp. .........................       937         29,164
    Great Lakes Chemical Corp. ....................       200          7,438
    Hercules Inc. .................................       400          7,625
    International Paper Co. .......................     2,136         87,176
    The Mead Corp. ................................       400         12,550
    Millipore Corp. ...............................       200         12,600
(a) Pactiv Corp. ..................................       700          8,663
    Potlatch Corp. ................................       100          3,356
    PPG Industries Inc. ...........................       783         36,263
    Praxair Inc. ..................................       700         31,063
    Rohm & Haas Co. ...............................     1,000         36,313
(a) Sealed Air Corp. ..............................       400         12,200
    Sherwin-Williams Co. ..........................       800         21,050
    Sigma-Aldrich Corp. ...........................       400         15,725
    Temple-Inland Inc. ............................       200         10,725
    Union Carbide Corp. ...........................       600         32,288
    Westvaco Corp. ................................       400         11,675
    Willamette Industries Inc. ....................       500         23,469
                                                                  ----------
                                                                     915,187
                                                                  ----------
    Producer Manufacturing 7.3%
(a) American Power Conversion Corp. ...............       800          9,900
    Avery Dennison Corp. ..........................       500         27,438
    Caterpillar Inc. ..............................     1,566         74,091
    Cooper Industries Inc. ........................       400         18,375
    Crane Co. .....................................       300          8,531
    Cummins Engine Co. Inc. .......................       200          7,588
    Dana Corp. ....................................       700         10,719
    Danaher Corp. .................................       700         47,863
    Deere & Co. ...................................     1,100         50,394
    Delphi Automotive Systems Corp. ...............     2,400         27,000
    Dover Corp. ...................................       900         36,506
    Eaton Corp. ...................................       300         22,556
    Emerson Electric Co. ..........................     1,940        152,896
    General Electric Co. ..........................    44,819      2,148,511
    Honeywell International Inc. ..................     3,625        171,508
    Illinois Tool Works Inc. ......................     1,400         83,388
    Ingersoll-Rand Co. ............................       700         29,313
    ITT Industries Inc. ...........................       400         15,500
    Johnson Controls Inc. .........................       400         20,800
    Masco Corp. ...................................     2,000         51,375
    McDermott International Inc. ..................       300          3,225
    Minnesota Mining & Manufacturing Co. ..........     1,800        216,900
    Molex Inc. ....................................       825         29,288
    National Service Industries Inc. ..............       200          5,138
(a) Navistar International Corp. ..................       200          5,238
    PACCAR Inc. ...................................       300         14,775
    Parker Hannifin Corp. .........................       500         22,063
    Pitney Bowes Inc. .............................     1,100         36,438
(a) Power-One Inc. ................................       300         11,794



                                                                         FSP-15
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND


Statement of Investments, December 31, 2000 (cont.)



                                                         SHARES        VALUE
--------------------------------------------------------------------------------
    Common Stocks (cont.)
    Producer Manufacturing (cont.)
(a) Thermo Electron Corp. ...........................       800     $   23,800
    Thomas & Betts Corp. ............................       200          3,238
    Timken Co. ......................................       300          4,538
    TRW Inc. ........................................       500         19,375
    Tyco International Ltd. (Bermuda) ...............     7,936        440,448
    United Technologies Corp. .......................     2,141        168,336
    Visteon Corp. ...................................       634          7,291
                                                                    ----------
                                                                     4,026,137
                                                                    ----------
    Retail Trade 5.6%
    Albertson's Inc. ................................     1,815         48,098
(a) AutoZone Inc. ...................................       500         14,250
(a) Bed Bath & Beyond Inc. ..........................     1,200         26,850
(a) Best Buy Co. Inc. ...............................       900         26,606
    Circuit City Stores-Circuit City Group ..........       800          9,200
(a) Consolidated Stores Corp. .......................       500          5,313
(a) Costco Wholesale Corp. ..........................     2,000         79,875
    CVS Corp. .......................................     1,800        107,888
    Dillards Inc., A ................................       400          4,725
    Dollar General Corp. ............................     1,375         25,953
(a) Federated Department Stores Inc. ................       900         31,500
    GAP Inc. ........................................     3,839         97,895
    Home Depot Inc. .................................    10,494        479,445
    J.C. Penney Co. Inc. ............................     1,000         10,875
(a) Kmart Corp. .....................................     1,800          9,563
(a) Kohl's Corp. ....................................     1,500         91,500
(a) The Kroger Co. ..................................     3,648         98,724
    The Limited Inc. ................................     1,900         32,419
    Longs Drug Stores Inc. ..........................       200          4,825
    Lowe's Cos. Inc. ................................     1,705         75,873
    May Department Stores Co. .......................     1,300         42,575
    Nordstrom Inc. ..................................       500          9,094
(a) Office Depot Inc. ...............................     1,100          7,838
    Radioshack Corp. ................................       800         34,250
(a) Safeway Inc. ....................................     2,269        141,813
    Sears, Roebuck & Co. ............................     1,500         52,125
(a) Staples Inc. ....................................     2,000         23,625
    Target Corp. ....................................     4,092        131,967
    The TJX Companies Inc. ..........................     1,300         36,075
    Tiffany & Co. ...................................       600         18,975
(a) Toys R Us Inc. ..................................     1,000         16,688
    Walgreen Co. ....................................     4,600        192,338
    Wal-Mart Stores Inc. ............................    20,234      1,074,931
    Winn-Dixie Stores Inc. ..........................       600         11,625
                                                                    ----------
                                                                     3,075,296
                                                                    ----------
    Technology Services 6.1%
    Adobe Systems Inc. ..............................     1,100         64,006
(a) America Online Inc. .............................    10,570        367,836
    Autodesk Inc. ...................................       200          5,388
    Automatic Data Processing Inc. ..................     2,878        182,213
(a) BMC Software Inc. ...............................     1,000         14,000
(a) BroadVision Inc. ................................     1,100         12,994
(a) Ceridian Corp. ..................................       600         11,963


FSP-16
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND


Statement of Investments, December 31, 2000 (cont.)



                                                         SHARES        VALUE
--------------------------------------------------------------------------------
    Common Stocks (cont.)
    Technology Services (cont.)
(a) Citrix Systems Inc. .............................       900     $   20,250
    Computer Associates International Inc. ..........     2,700         52,650
(a) Computer Sciences Corp. .........................       800         48,100
(a) Compuware Corp. .................................     1,700         10,625
    Electronic Data Systems Corp. ...................     2,100        121,275
    First Data Corp. ................................     1,847         97,314
(a) Intuit Inc. .....................................       900         35,494
(a) Mercury Interactive Corp. .......................       336         30,324
(a) Microsoft Corp. .................................    24,138      1,046,986
(a) Novell Inc. .....................................     1,300          6,784
(a) Oracle Corp. ....................................    25,320        735,863
(a) Parametric Technology Corp. .....................     1,300         17,469
    Paychex Inc. ....................................     1,700         82,663
(a) Peoplesoft Inc. .................................     1,300         48,344
(a) Sapient Corp. ...................................       500          5,969
(a) Siebel Systems Inc. .............................     2,001        135,318
(a) Unisys Corp. ....................................     1,500         21,938
(a) VERITAS Software Corp. ..........................     1,735        151,813
(a) Yahoo! Inc. .....................................     2,438         73,559
                                                                    ----------
                                                                     3,401,138
                                                                    ----------
    Transportation .6%
(a) AMR Corp. .......................................       700         27,431
    Burlington Northern Santa Fe Corp. ..............     1,775         50,255
    CSX Corp. .......................................       900         23,344
    Delta Air Lines Inc. ............................       600         30,113
    Fedex Corp. .....................................     1,300         51,948
    Norfolk Southern Corp. ..........................     1,800         23,963
    Southwest Airlines Co. ..........................     2,200         73,766
    Union Pacific Corp. .............................     1,128         57,246
(a) US Airways Group Inc. ...........................       300         12,169
                                                                    ----------
                                                                       350,235
                                                                    ----------
    Utilities 2.7%
(a) AES Corp. .......................................     2,100        116,288
    Allegheny Energy Inc. ...........................       500         24,094
    Ameren Corp. ....................................       600         27,788
    American Electric Power Co. Inc. ................     1,440         66,960
(a) Calpine Corp. ...................................     1,300         58,581
    Cinergy Corp. ...................................       700         24,588
    CMS Energy Corp. ................................       600         19,013
    Consolidated Edison Inc. ........................       900         34,650
    Constellation Energy Group Inc. .................       700         31,544
    Dominion Resources Inc. .........................     1,100         73,700
    DTE Energy Co. ..................................       600         23,363
    Duke Energy Corp. ...............................     1,729        147,397
    Edison International ............................     1,400         21,875
    Entergy Corp. ...................................     1,000         42,313
    Exelon Corp. ....................................     1,500        105,315
    FirstEnergy Corp. ...............................     1,100         34,719
    FPL Group Inc. ..................................       800         57,400
    GPU Inc. ........................................       500         18,406
    KeySpan Corp. ...................................       600         25,425
    Kinder Morgan Inc. ..............................       500         26,094


                                                                         FSP-17
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND


Statement of Investments, December 31, 2000 (cont.)



                                                                         SHARES     VALUE
-----------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Utilities (cont.)
(a) Niagara Mohawk Holdings Inc. .................................         600      $    10,013
    Nicor Inc. ...................................................         200            8,638
    Nisource Inc. ................................................         853           26,230
    ONEOK Inc. ...................................................         100            4,813
    Peoples Energy Corp. .........................................         200            8,950
    PG&E Corp. ...................................................       1,800           36,000
    Pinnacle West Capital Corp. ..................................         400           19,050
    PPL Corp. ....................................................         600           27,113
    Progress Energy Inc. .........................................         909           44,711
    Public Service Enterprise Group Inc. .........................       1,000           48,625
    Reliant Energy Inc. ..........................................       1,300           56,306
    Sempra Energy ................................................         900           20,925
    Southern Co. .................................................       3,060          101,745
    TXU Corp. ....................................................       1,200           53,175
    Xcel Energy Inc. .............................................       1,475           42,803
                                                                                    -----------
                                                                                      1,488,610
                                                                                    -----------
    Total Long Term Investments (Cost $56,517,948)................                   53,042,379
                                                                                    ===========
    Short Term Investments 4.2%
(b) Franklin Institutional Fiduciary Trust Money Market Portfolio    2,115,603        2,115,603

                                                                    PRINCIPAL
                                                                      AMOUNT
                                                                    ----------
(c) U.S. Treasury Bill, 3/15/01 ..................................  $  200,000          197,748
                                                                                    -----------
    Total Short Term Investments (Cost $2,312,521)................                    2,313,351
                                                                                    -----------
    Total Investments (Cost $58,830,469) 100.0%...................                   55,355,730
    Other Assets, less Liabilities ...............................                        4,635
                                                                                    -----------
    Net Assets 100.0% ............................................                  $55,360,365
                                                                                    ===========

(a)Non-income producing
(b)The Franklin Institutionary Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.
(c)On deposit with broker for initial margin on futures contracts (Note 1(b)).


                       See notes to financial statements.

FSP-18
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND


Financial Statements

Statement of Assets and Liabilities
December 31, 2000


Assets:
 Investments in securities:
  Cost ................................................    $ 58,830,469
                                                           ============
  Value ...............................................      55,355,730
 Receivables:
  Capital shares sold .................................         226,709
  Dividends ...........................................          44,098
  Affiliates ..........................................          78,121
                                                           ------------
    Total assets ......................................      55,704,658
                                                           ------------
Liabilities:
 Payables:
  Investment securities purchased .....................          97,487
  Capital shares redeemed .............................         163,467
  Affiliates ..........................................          42,800
  Professional fees ...................................           4,350
  Reports to shareholders .............................           4,119
  Variation margin (Note 1) ...........................          31,850
 Other liabilities ....................................             220
                                                           ------------
    Total liabilities .................................         344,293
                                                           ------------
     Net assets, at value .............................    $ 55,360,365
                                                           ============
Net assets consist of:
 Undistributed net investment income ..................    $    490,792
 Net unrealized depreciation ..........................      (3,566,996)
 Accumulated net realized loss ........................      (1,055,518)
 Capital shares .......................................      59,492,087
                                                           ------------
     Net assets, at value .............................    $ 55,360,365
                                                           ============
Class 1:
 Net assets, at value .................................    $ 45,106,340
                                                           ============
 Shares outstanding ...................................       4,668,522
                                                           ============
 Net asset value and offering price per share .........    $       9.66
                                                           ============
Class 2:
 Net assets, at value .................................    $     80,295
                                                           ============
 Shares outstanding ...................................           8,335
                                                           ============
 Net asset value and offering price per share .........    $       9.63
                                                           ============
Class 3:
 Net assets, at value .................................    $ 10,173,730
                                                           ============
 Shares outstanding ...................................       1,057,848
                                                           ============
 Net asset value and offering price per share .........    $       9.62
                                                           ============

                      See notes to financial statements.

                                                                         FSP-19
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND


Financial Statements (continued)


Statement of Operations
for the year ended December 31, 2000


Investment income:
(net of foreign taxes of $2,615)
 Dividends ......................................................    $    665,802
                                                                     ------------
Expenses:
 Management fees (Note 3) .......................................          70,310
 Administrative fees (Note 3) ...................................          48,367
 Distribution fees (Note 3)
   Class 2 ......................................................             216
   Class 3 ......................................................          21,485
 Transfer agent fees ............................................           1,112
 Transfer agent fees - Class 3 (Note 3) .........................          29,194
 Custodian fees .................................................             490
 Registration and filing fees - Class 3 .........................          31,732
 Professional fees (Note 3) .....................................          19,904
 Amortization of offering costs (Note 1) ........................           2,500
 Amortization of offering costs - Class 3 (Note 1) ..............          17,500
 Other ..........................................................          11,056
                                                                     ------------
   Total expenses ...............................................         253,866
   Expenses waived/paid by affiliate - Class 3 (Note 3) .........         (58,374)
                                                                     ------------
     Net expenses ...............................................         195,492
                                                                     ------------
      Net investment income .....................................         470,310
                                                                     ------------
Realized and unrealized losses:
 Net realized loss from:
   Investments ..................................................        (901,096)
   Financial futures contracts ..................................        (154,422)
                                                                     ------------
    Net realized loss ...........................................      (1,055,518)
 Net unrealized depreciation on investments .....................      (4,036,928)
                                                                     ------------
Net realized and unrealized loss ................................      (5,092,446)
                                                                     ------------
Net decrease in net assets resulting from operations ............    $ (4,622,136)
                                                                     ============

                       See notes to financial statements.

FSP-20
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND


Financial Statements (continued)


Statements of Changes in Net Assets
for the years ended December 31, 2000 and 1999


                                                                                                      2000           1999(a)
                                                                                                 ------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income ........................................................................ $   470,310      $     19,760
   Net realized loss from investments and financial futures contracts ...........................  (1,055,518)               --
   Net unrealized appreciation (depreciation) on investments and financial futures contracts.....  (4,036,928)          469,932
                                                                                                 ------------------------------
    Net increase (decrease) in net assets resulting from operations .............................  (4,622,136)          489,692
 Distributions to shareholders from:
   Net investment income:
    Class 1 .....................................................................................     (18,826)               --
    Class 2 .....................................................................................         (15)               --
    Class 3 .....................................................................................      (3,250)               --
                                                                                                 ------------------------------
 Total distributions to shareholders ............................................................     (22,091)               --
 Capital share transactions: (Note 2)
    Class 1 .....................................................................................  33,998,863        14,487,738
    Class 2 .....................................................................................          15            83,330
    Class 3 .....................................................................................   8,680,947         2,264,007
                                                                                                 ------------------------------
 Total capital share transactions ...............................................................  42,679,825        16,835,075
    Net increase in net assets ..................................................................  38,035,598        17,324,767
Net assets:
 Beginning of year ..............................................................................  17,324,767                --
                                                                                                 ------------------------------
 End of year .................................................................................... $55,360,365      $ 17,324,767
                                                                                                 ==============================
Undistributed net investment income included in net assets:
 End of year .................................................................................... $   490,792      $     21,813
                                                                                                 ==============================

(a)For the period November 1, 1999 (effective date) to December 31, 1999.


                       See notes to financial statements.


                                                                         FSP-21
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST FRANKLIN S&P 500 INDEX
FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin S&P 500 Index Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2000, over 80% of the Fund's shares were sold through one insurance company. The Fund seeks capital growth.

Effective May 1, 2000, the name of the Templeton Variable Products Series Fund
- Franklin S&P 500 Index Fund changed to Franklin Templeton Variable Insurance Products Trust - Franklin S&P 500 Index Fund. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Futures Contracts

The Fund may enter into futures contracts and options on futures contracts to hedge the risk of changes in interest rates. Required initial margin deposits of cash or securities are maintained by the Fund's custodian in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the Fund depending on the daily fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses are included in the Statement of Operations.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Offering Costs

Offering costs are amortized on a straight-line basis over twelve months.

FSP-22
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST FRANKLIN S&P 500 INDEX
FUND

Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class 1, Class 2 and Class 3. Each class of shares differs by its distribution fees, registration fees, shareholder servicing costs, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                   Year Ended December 31,
                                                -------------------------------------------------------------
                                                              2000                          1999(a)
                                                -------------------------------- ----------------------------
                                                     Shares          Amount          Shares        Amount
Class 1 Shares:                                 -------------------------------------------------------------
Shares sold ...................................     5,023,913    $  52,265,985     1,433,132    $14,724,579
Shares issued in reinvestment of distributions          1,894           18,826            --             --
Shares redeemed ...............................    (1,767,289)     (18,285,948)      (23,128)      (236,841)
                                                -------------------------------- ----------------------------
Net increase ..................................     3,258,518    $  33,998,863     1,410,004    $14,487,738
                                                =============================================================
Class 2 Shares:
Shares sold ...................................            --    $          --         8,333    $    83,330
Shares issued in reinvestment of distributions              2               15            --             --
                                                -------------------------------- ----------------------------
Net increase ..................................             2    $          15         8,333    $    83,330
                                                =============================================================
Class 3 Shares:
Shares sold ...................................     1,365,211    $  14,138,518       232,129    $ 2,362,095
Shares issued in reinvestment of distributions            327            3,250            --             --
Shares redeemed ...............................      (530,279)      (5,460,821)       (9,540)       (98,088)
                                                -------------------------------- ----------------------------
Net increase ..................................       835,259    $   8,680,947       222,589    $ 2,264,007
                                                =============================================================

(a)For the period November 1, 1999 (effective date) to December 31, 1999.

Templeton Funds Annuity Company, the Fund's subadministrative manager is the record owner of 100% of the Fund's Class 2 shares.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                         Affiliation
       -------------------------------------------------------------------------------------
       Franklin Templeton Services, LLC (FT Services)                 Administrative manager
       Franklin Advisers, Inc. (Advisers)                             Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Service)   Transfer agent

The Fund pays an investment management fee to Advisers of .15% per year of the average daily net assets of the Fund.

                                                                         FSP-23
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST FRANKLIN S&P 500 INDEX
FUND

Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

Management fees were reduced on assets invested in the Franklin Institutionary Fiduciary Money Market Portfolio.

The Fund pays an administrative fee to FT Services of .10% per year of the Fund's average daily net assets.

Under a subadvisory agreement, State Street Global Advisors (SSgA) provides subadvisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund.

Advisers and FT Services agreed in advance to waive administrative and management fees and assume payment of other expenses for the Fund, as noted in the Statement of Operations.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 and Class 3, for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $1,237 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

At December 31, 2000, the Fund had deferred capital losses occurring subsequent to October 31, 2000 of $178,521. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of offering costs. Net realized capital gains (losses) differ for financial statements and tax purposes primarily due to differing treatments of wash sales.

At December 31, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $59,811,662 was as follows:

  Unrealized appreciation .............  $   6,907,917
  Unrealized depreciation .............    (11,363,849)
                                         -------------
  Net unrealized depreciation .........  $  (4,455,932)
                                         =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 aggregated $49,929,460 and $7,122,860, respectively.

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

A financial futures contract is an agreement between parties to buy or sell a security for a set price on a future date. The use of futures transactions involves risk of imperfect correlation in movements in the price of future contracts, interest rates, and the underlying hedged assets.

FSP-24
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST FRANKLIN S&P 500 INDEX
FUND

Notes to Financial Statements (continued)


6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (cont.)

As of December 31, 2000, the Fund had the following futures contracts outstanding:


Contracts to Buy                 Number of Contracts   Delivery Dates   Contract Face Value   Unrealized Loss
-------------------------------------------------------------------------------------------------------------
S&P 500 Index, Mar 01 .........         7                 3/15/01           $2,428,507           $92,257

                                                                         FSP-25
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST FRANKLIN S&P 500 INDEX
FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin S&P 500 Index Fund (the Fund), a series of Franklin Templeton Variable Insurance Products Trust, at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 6, 2001

FSP-26
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST FRANKLIN S&P 500 INDEX
FUND

Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2000.


                                                                         FSP-27


PAGE

                                                         INDEX DEFINITIONS

--------------------------------------------------------------------------------
Consumer Price Index is a measure of the average change in prices for a fixed basket of goods and services regularly bought by consumers in the United
States; published by the Bureau of Labor Statistics.
--------------------------------------------------------------------------------

Credit Suisse First Boston Global High Yield (CSFB HY) Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. The index has several modules representing different sectors of the high yield market including a cash paying module, a zerofix module, a pay-in-kind module, and a defaulted module. The modular nature of the index allows customization of data to meet client needs. The index is divided into other categories including industry, rating, seniority, liquidity, market value, security price range, yield range and other sector divisions. The CSFB HY Index follows a total of
250 sectors. CS First Boston has maintained the index since January 1986. While the index is priced and run weekly, monthly returns are typically used for performance attribution.
--------------------------------------------------------------------------------
Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks. The average is found by adding the prices of the 30 stocks and dividing by a denominator that has been adjusted for stock splits, stock dividends, and substitutions of stocks. It represents about 25%
of the NYSE market capitalization.
--------------------------------------------------------------------------------
JP Morgan Global Government Bond Index tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of $US.
--------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index is composed of securities in the Lehman Brothers Government and Credit Indexes, including U.S. Treasury, U.S.
government and agency securities; publicly issued U.S. corporate and foreign debentures; and secured notes that meet maturity, liquidity and quality specifications. Total return includes price appreciation/depreciation and income as a percentage of the original investment.
--------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least
$100 million for U.S. government issues and $50 million for all others. All returns are market-value weighted inclusive of accrued interest. The index is a composite of the Government/Corporate Index and the Mortgage-Backed Securities Index. Total return includes price appreciation/ depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitalization.



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Lehman Brothers Intermediate Government Bond Index includes securities issued by the U.S. government or its agencies with maturities from one up to, but not including, 10 years. These securities must have at least $100 million par amount outstanding and must be rated investment grade (Baa3 or better) by Moody's Investors Service. If a Moody's rating is not available, the Standard & Poor's or Fitch rating is used. These must be fixed-rate securities, although they can carry a coupon that steps up or changes according to a predetermined schedule, and they must be dollar-denominated and non-convertible.
--------------------------------------------------------------------------------
Lipper VIP Growth & Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Growth & Income Funds Objective Classification in the Lipper VIP underlying funds universe. Lipper Growth & Income Funds are defined as all mutual funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. As of 12/31/00, there were 243 funds in this category.
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Lipper VIP Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Income Funds Objective Classification in the Lipper VIP underlying funds universe. Lipper Income Funds are defined as all mutual funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. As of 12/31/00, there were 16 funds in this category.
--------------------------------------------------------------------------------
Lipper VIP U.S. Mortgage Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S.
Mortgage Funds Objective Classification in the Lipper VIP underlying funds universe. Lipper U.S. Mortgage Funds are defined as all funds that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. As of 12/31/00, there were 7 funds in this category.
--------------------------------------------------------------------------------
Merrill Lynch Treasury Zero Coupon 5-, 10- and 20-Year Bond Total Return
Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) All Country World Free Index is an equity index that measures the total return (gross dividends reinvested) of equity securities available to foreign (non-local) investors in the developed and emerging markets globally. Securities included are weighted according to their market capitalization (outstanding shares times price).


I-2
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Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an
equity index that measures the total return (dividends are reinvested) of equity securities in emerging markets globally. Only securities available to foreign (non-local) investors are included. The securities in the index are capitalization weighted (outstanding shares times price).
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East
(EAFE) Index is an equity index that measures the total returns (gross dividends are reinvested) of equity securities in the developed markets in Europe, Australasia and the Far East. Securities included in the index are weighted according to their market capitalization (outstanding shares times price).
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Pacific Index comprises five developed market countries or regions in the Pacific: Australia, Hong Kong, Japan, New Zealand and Singapore. The MSCI indexes define the local market for each country by constructing a matrix of all listed securities, sorting the matrix by industry, and seeking to capture 60% of the market capitalization for each group by selecting the most investable stocks in each industry. The index applies full market capitalization weights to each included stock.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) World Index is an equity index that measures the total returns (gross dividends are reinvested) of equity securities in the developed markets globally. Securities included in the index are weighted according to their market capitalization (outstanding shares times price).
--------------------------------------------------------------------------------
National Association of Securities Dealers Automated Quotations (Nasdaq) Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The index is market value weighted.
--------------------------------------------------------------------------------
Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.
--------------------------------------------------------------------------------
Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the index had an approximate market capitalization of $1.5 billion.



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Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
--------------------------------------------------------------------------------
Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
--------------------------------------------------------------------------------
Russell 3000 Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth Indexes.
--------------------------------------------------------------------------------
Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.
--------------------------------------------------------------------------------
Salomon Smith Barney Global Ex-U.S. less than $1 Billion Index is a total-capitalization weighted index that includes all developed and emerging countries, except the U.S., and includes companies with a total market capitalization below U.S.$1 billion.
--------------------------------------------------------------------------------
Salomon Smith Barney Global Ex-U.S. less than $2 Billion Index is a total-capitalization weighted index that includes all developed and emerging countries, except the U.S., and includes companies with a total market capitalization below U.S.$2 billion.
--------------------------------------------------------------------------------
Standard & Poor's 500 (S&P 500) consists of 500 widely held domestic common stocks comprising four broad sectors: industrials, utilities, financials and transportation. It is a market value-weighted index, where the stock price is multiplied by the number of shares outstanding, with each stock affecting the index in proportion to its market value. This index, calculated by Standard & Poor's, is a total return index with dividends reinvested.
--------------------------------------------------------------------------------
S&P(R)/International Finance Corporation (IFC) Investable Composite Index measures the total return with dividends reinvested of equity securities in emerging markets globally. Securities' weights are adjusted to reflect only the portion of the market capitalization available to foreign (non-local) investors. Securities included in the index are weighted according to their adjusted market capitalization (outstanding investable shares times price).

I-4
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S&P 500 Health Care Composite Index is a capitalization-weighted index of all of the stocks in the Standard & Poor's 500 that are involved in the business of health care related products or services. The index was developed with a base of 100 as of January 14, 1987.
--------------------------------------------------------------------------------
Wilshire Real Estate Securities Index is a market capitalization-weighted index of publicly traded real estate securities, such as real estate investment trusts (REITs), Real Estate Operating Companies (REOCs) and partnerships. The index is composed of companies whose charter is the equity ownership and operation of commercial real estate. The index rebalances monthly and returns are calculated on a buy-and-hold basis.
--------------------------------------------------------------------------------

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[FRANKLIN TEMPLETON LOGO]
FRANKLIN(R) TEMPLETON(R) INVESTMENTS



ANNUAL REPORT
Franklin Templeton Variable Insurance Products Trust

INVESTMENT MANAGERS
Franklin Advisers, Inc.
Franklin Advisory Services, LLC
Franklin Mutual Advisers, LLC
Templeton Asset Management, Ltd., Singapore
Templeton Global Advisors Limited
Templeton Investment Counsel, LLC

DISTRIBUTOR
Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (VIP) shares are generally sold only to insurance company separate accounts ("Separate Account") to serve as the investment vehicles for both variable annuity and variable life insurance contracts. This report must be preceded or accompanied by the current prospectus for the applicable contract, which includes the Separate Account and the VIP prospectuses, which contain more detailed information, including sales charges, risks and advantages. Please read the prospectuses carefully before investing or sending money. These reports and prospectuses do not constitute an offering in any jurisdicion in which such offering may not lawfully be made.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls may be identified by the presence of a regular beeping tone.




050 A00 02/01                [RECYCLED GRAPHICS] Printed on recycled paper